UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	005-59509 (Commission File No.)	95-3979080 (IRS Employer Identification No.)

177 Madison Avenue

Morristown, NJ 07960

(Address and telephone number of principal executive offices) (Zip Code)

(973) 400 7010

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 29, 2006, Chartwell International, Inc.’s (the “Company”) wholly-owned subsidiaries, Hudson Logistics, Inc. (“HLI”) and Hudson Logistics Loading, Inc. (“HLL”) completed the acquisition of certain agreements from Steel Wheels Transport, LLC (“Steel Wheels”) and Team G Loading, LLC (“Team G”), respectively, pursuant to an Assignment, Assumption and Novation Agreement by and among HLI, HLL, Steel Wheels, Team G and Greenwood Lake Railway Company, Inc. (“Greenwood”) dated August 24, 2006 (the “Agreement”).

On June 14, 2006, Steel Wheels and Team G voluntarily filed for Chapter 11 Bankruptcy with the U.S. Bankruptcy Court of the District of New Jersey, Case No.s 06-15377-DHS and 06-15378-DHS, respectively (the “Bankruptcy Proceedings”), on August 17, 2006, the Bankruptcy Court conditionally granted the order dismissing the Bankruptcy Proceedings (the “Order”) and on August 28, 2006, the Order became binding, final and non-appealable. Steel Wheels and Greenwood are parties to a certain Facility Capacity Agreement dated as of January 7, 2005 whereby Greenwood granted Steel Wheels the right to utilize a guaranteed amount of capacity at its railroad at Dundee Yard in Passaic, New Jersey (the “Capacity Agreement”). Team G and Greenwood are parties to a certain Railroad Car Loading Agreement dated as of January 7, 2005 whereby Greenwood granted Team G the exclusive right to perform loading of bulk materials to railcars at its railroad at Dundee Yard in Passaic, New Jersey (the “Loading Agreement”). Additionally, Steel Wheels previously entered into several leasing agreements with finance companies (the “Finance Leases”).

Under the terms of the Agreement, (i) Steel Wheels assigned and transferred to HLI all of Steel Wheel's rights, title, and interest under the Capacity Agreement, (ii) Team G assigned and transferred to HLL all of Team G’s rights, title, and interest under the Loading Agreement, (iii) HLI and/or HLL may assume or payoff the Finance Leases at their sole discretion, (iv) HLI and HLL paid $1,135,524.55 to Steelwheels’ and Team G’s attorney which will be applied towards creditor demands as stated in the Order, and $225,000 to Greenwood, and (v) the parties provided reciprocal general claim releases.

For more information, see Assignment, Assumption and Novation Agreement attached hereto as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Assignment, Assumption and Novation Agreement dated August 24, 2006

(Signature Immediately Follow)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC., a Nevada Corporation
Dated: August 30, 2006	By: /s/ Paul Biberkraut Name: Paul Biberkraut Title: Chief Financial and Administrative Officer